UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2025

BeyondSpring Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38024	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, West Side, 4th Floor, Suite 410 Florham Park, New Jersey	07932
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (646) 305-6387

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	BYSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 19, 2025, BeyondSpring Inc., a Cayman Islands company (the “Company”), completed the first closing (the “First Closing”) of the previously disclosed asset sale under the Preferred Share Purchase Agreements, as amended (each, a “Purchase Agreement” and collectively, the “Purchase Agreements”), dated as of January 24, 2025, by and between the Company and each of Winning View Investment Limited, a British Virgin Islands business company, FULL TECH CORPORATE DEVELOPMENT LIMITED, a British Virgin Islands business company, and Mapfil Investment Limited, a Hong Kong company (collectively, the “Buyers” and each, a “Buyer”). In connection with the First Closing, the Company transferred 980,427 Series A-1 Preferred Shares (the “Shares”) of SEED Therapeutics Inc. (“SEED”) to Winning View Investment Limited, 250,009 Shares to FULL TECH CORPORATE DEVELOPMENT LIMITED and 500,018 Shares to Mapfil Investment Limited, totaling an aggregate transfer of 1,730,454 Shares to the Buyers in return for cash proceeds totaling $7,354,432.75. As a result of the First Closing, the Company disposed of a “significant amount” of the Company’s assets within the meaning of the standards set forth in Item 2.01 of Form 8-K.

As previously disclosed, pursuant to and subject to the conditions set forth in each Purchase Agreement, the Buyers have agreed to purchase a total of 8,333,637 Shares from the Company for an aggregate cash purchase price of approximately $35.4 million in a series of closings. The Company and the Buyers expect to continue to transfer Shares in additional closings as previously disclosed. There is no material relationship between any of the Buyers and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, out of the ordinary course of business other than in respect of the transactions contemplated by the Purchase Agreements.

This Current Report on Form 8-K is being filed to provide unaudited pro forma financial information for the Company giving effect to the sale of all assets contemplated by the Purchase Agreements. Specifically, this pro forma financial information gives effect to the completion of the transfer of 8,333,637 Shares pursuant to the terms of the Purchase Agreements, including the transfer of the remaining 6,603,183 Shares that have not occurred as of February 24, 2025 given that such transfers are probable, in accordance with Article 11 of Regulation S-X. Although the Company believes that the transfer of the remaining Shares to the Buyers will be consummated by the end of 2026 as previously disclosed, there can be no assurance that all of the remaining closings will occur, and there can be no assurance that the Company’s actual results would have been as set forth in the pro forma financial statements, and such differences could be material. In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, the Company intends to file additional current reports on Form 8-K to disclose the additional closings under the Purchase Agreements when the Company completes the subsequent disposition of a significant amount of the Company’s assets pursuant to the applicable legal requirements. However, the Company does not intend to update the pro forma financial statements contained herein unless the Company is required to update such pro forma financial statements by applicable legal requirements.

The foregoing description of the Purchase Agreements and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreements, copies of which were filed as Exhibits 10.1, 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 28, 2025, and which are incorporated herein by reference.

Item 8.01. Other Events.

On February 17, 2025, the Company and Winning View Investment Limited, a British Virgin Islands business company, entered into the First Amendment to Purchase Agreement (the “Amendment”). Pursuant to the Amendment, among other things, in connection with the First Closing, the Company agreed to transfer 230,400 additional Shares to Winning View Investment Limited in return for cash proceeds of $979,203.25. The Company further agreed to reduce the number of Shares to be transferred to Winning View Investment Limited at the second closing under the Purchase Agreement by such number of additional Shares to be transferred at the First Closing. A copy of the Amendment is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following pro forma financial information for the Company with respect to the transaction is filed as Exhibit 99.1 hereto and is incorporated into this item by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2024
•	Unaudited Pro Forma Condensed Consolidated Statements of Comprehensive Loss for the six months ended June 30, 2024 and for the year ended December 31, 2023.
•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement, dated January 24, 2025, between the Company and Winning View Investment Limited. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on January 28, 2025)
10.2	Purchase Agreement, dated January 24, 2025, between the Company and FULL TECH CORPORATE DEVELOPMENT LIMITED. (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed with the SEC on January 28, 2025)
10.3	Purchase Agreement, dated January 24, 2025, between the Company and Mapfil Investment Limited. (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed with the SEC on January 28, 2025)
10.4	First Amendment to Purchase Agreement, dated February 17, 2025, between the Company and Winning View Investment Limited.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this Current Report on Form 8-K include, but are not limited to, statements regarding: the timing of the consummation of the proposed transactions; the anticipated benefits of the proposed transactions; the Company’s anticipated progress, business plans, business strategy and clinical trials; the Company’s advancement of its pipeline and its research, development and clinical capabilities; the Company’s prioritization of its pipeline; and other statements that are not historical fact. These statements are based on the Company’s current plans, objectives, estimates, expectations and intentions, are not guarantees of future performance and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: delays in or the inability to satisfy the conditions to complete the potential transactions; the inability to recognize the anticipated benefits of the potential transactions; business disruption during the pendency of or following the potential transactions; the effects of macroeconomic conditions, including any geopolitical instability and actual or perceived changes in interest rates and economic inflation; and other risks, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 20-F for the year ended December 31, 2023, filed with the SEC on April 29, 2024. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2025

BeyondSpring Inc.

By:	/s/ Lan Huang
Name:	Lan Huang
Title:	Chairperson and Chief Executive Officer